Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906
OF THE SARBANES-OXLEY ACT OF 2002
I, Dominic P. Orr, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Aruba Networks, Inc., on Form 10-Q for the quarterly report period ended April 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Aruba Networks, Inc.

Date: June 7, 2011	/s/ Dominic P. Orr Dominic P. Orr
President, Chief Executive Officer and
Chairman of the Board of Directors
(Principal Executive Officer)
I, Michael Galvin, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Aruba Networks, Inc., on Form 10-Q for the quarterly report period ended April 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Aruba Networks, Inc.

Date: June 7, 2011	/s/ Michael Galvin Michael Galvin
Vice President, Finance and
Interim Principal Financial Officer
(Principal Financial Officer)
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Aruba Networks, Inc. and will be retained by Aruba Networks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. This certification “accompanies” the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.